CALVIN B. TAYLOR BANKSHARES, INC.
P. O. Box 5, 24 North Main Street, Berlin, Maryland 21811

To the Shareholders of Calvin B. Taylor Bankshares, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Calvin B. Taylor Bankshares, Inc. of Berlin, Maryland (the "Company") will be held at 24 North Main Street, Berlin, Maryland 21811, on Wednesday, May 7, 2003, at 2:00 p.m., local time, for the following purposes:

1.	To elect the Directors of the Company, who shall serve for a one-
year term, and until their respective successors are elected and have qualified.

2.	 To ratify the appointment of Rowles & Company, LLP as the
independent auditors for Calvin B. Taylor Bankshares, Inc., and
Calvin B. Taylor Banking Company of Berlin, Maryland for the fiscal year ending December 31, 2003.

3.	 To transact other business as may properly come before the
Meeting.

     The accompanying Proxy Statement provides a detailed description of the items to be voted on, certain financial statements of the Company, and other matters to be considered at the Meeting.

     The Board of Directors has carefully reviewed and considered the proposals for election, and recommends the Shareholders of the Company TO APPROVE, RATIFY AND CONFIRM the items contained in the
Proxy Statement.

     Only Shareholders of the record date, at the close of business on March 20, 2003 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. Your vote on these matters is very important. We urge you to carefully review the enclosed materials and return your Proxy promptly.

     You are cordially invited to attend this meeting of Calvin B. Taylor Bankshares, Inc. of Berlin, Maryland. Whether or not you plan to attend the Meeting, please sign and promptly return the Proxy sheet in the enclosed postage paid envelope. If you attend the meeting, you may vote in person if you so desire, even though you have previously returned your Proxy Sheet.


                                   Sincerely,

                                   \s\ Reese F. Cropper, Jr.

                                   Reese F. Cropper, Jr.
                                   Chief Executive Officer
                                   Chairman of the Board of Directors
Berlin, Maryland
March 18, 2003


CALVIN B. TAYLOR BANKSHARES, INC.
P. O. Box 5, 24 North Main Street, Berlin, Maryland 21811


PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) hereby appoints Reese F. Cropper, Jr. and James R. Bergey, Sr., and each of them, proxies, with the powers that the undersigned would possess if personally present, and with the full power of substitution ___________________________ (substitution name, if any), to vote all shares of the undersigned in Calvin B. Taylor Bankshares, Inc. at the annual meeting of shareholders to be held on Wednesday, May 7, 2003, at 2:00 p.m., and at any and all adjournments and postponements thereof, upon all subjects that may properly come before the meeting, including matters described in the proxy statement furnished herewith, subject to any directions indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES, AND FOR THE RATIFICATION OF AUDITORS.

1.	Election of the following nominees as Directors:

James R. Bergey, Jr.   James R. Bergey, Sr.   George H. Bunting, Jr.
John H. Burbage, Jr.   Reese F. Cropper, Jr.  Reese F. Cropper, III
Hale Harrison          Gerald T. Mason        William H. Mitchell
Joseph E. Moore        Michael L. Quillin, Sr.D. Bruce Rogers
Raymond M. Thompson

     To vote your shares for all Director nominees, mark the "For" space with an "X". To vote against all nominees, mark the "Against" space with an "X". If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" space with an "X", and strike the name(s) above by drawing a line through the name(s) of each Director nominee you do not wish to vote for.

________FOR     ________AGAINST     ________FOR ALL EXCEPT


2.	Ratification of Auditors:

     The Board of Directors has appointed Rowles & Company, LLP, Certified Public Accountants, independent auditors for Calvin B. Taylor Bankshares, Inc. and Calvin B. Taylor Banking Company of Berlin, Maryland, for the year ending December 31, 2003. To vote your shares in favor of the ratification of the appointment of Rowles & Company, LLP, as independent auditors, mark the "For" space with an "X". If you wish to vote against the ratification, mark the "Against" space with an "X". If you wish to abstain from voting, mark the "Abstain" space with an "X".

________FOR     ________AGAINST     ________ABSTAIN

3.At their discretion, to vote upon such matters as may properly come before the Annual Meeting.



_______________________________________Date__________
Shareholder sign on above line and date


  _______________________________________Date__________
  Co-shareholder sign on above line and date




CALVIN B. TAYLOR BANKSHARES, INC.
P. O. Box 5, 24 North Main Street, Berlin, Maryland 21811


PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2003

     This proxy statement is furnished to the stockholders of Calvin
B. Taylor Bankshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company, to be voted at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will held on Wednesday, May 7, 2003 at 2:00 p.m. and at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The principal Executive Office of the Company is 24 North Main Street, Berlin, Maryland 21811. The Proxy Statement and the accompanying Form of Proxy were first mailed to the shareholders on or about April 1, 2003.

VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

     The Company has fixed March 20, 2003, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the meeting. The Company's only stock is its Common Stock, par value $1.00 per share (the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 3,240,000 shares of Common Stock of the Company, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

     All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the re-election of the Board of Directors of all nominees listed below under "ELECTION OF DIRECTORS," "FOR" the ratification of the appointment of Rowles and Company, LLP, as independent auditors for the Company for the fiscal year ending December 31, 2003, and at the proxy holder's discretion, on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it, or by delivering a duly executed proxy bearing a later date, to the Secretary of the Company. A shareholder may elect to attend the meeting and vote in person even if he or she has a proxy outstanding.

     Management of the Company is not aware of any other matter to be presented for action at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment.

SOLICITATION

     The costs associated with preparing, assembling, and mailing the proxy materials and of reimbursing those aforementioned for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company.

ELECTION OF DIRECTORS

     Article II of the Company's Articles of Incorporation, and
Section 2.03 of the Company's Bylaws, as amended, provide that the Company's Board of Directors, each thereof, shall serve a one-year term. Furthermore, the aforementioned shall be elected at the Annual Meeting of Shareholders.

     It is the intention of the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below to serve for a one-year term, expiring at the 2004 Annual Meeting of Shareholders. Should any nominee be unable or fail to accept nomination or election (which is not anticipated), the persons named as proxies in the proxy, unless otherwise specifically instructed in the proxy, will vote for the election in his stead for any such other person as the Company's existing Board of Directors may recommend.

     Directors shall be elected by a plurality of the votes cast at the meeting. Abstentions will not be considered to be either affirmative or negative votes.

     The table below sets forth certain information about the nominees and officers, including age, position with the Company, and position with Calvin B. Taylor Banking Company (the "Bank"). All of the nominees are incumbent Directors of the Company and the Bank. The current term of all of the incumbent directors expires in May 2003 upon election of their successors.

                         Title or Position     Title or Position
Name	               Age  with the Company      with the Bank
James R. Bergey, Jr.48  Director,              Director,
                        first elected 10/31/95 first elected 02/04/94

James R. Bergey, Sr.69  Director,              Director,
                        first elected 10/31/95 first elected 02/04/87

Senator George H. Bunting, Jr.
                    58  Director,              Director,
                        first elected 05/03/00 first elected 05/03/00

John H. Burbage, Jr.60  Director,              Director,
                        first elected 10/31/95 first elected 02/04/87

Reese F. Cropper, Jr.
                    61  Director               Director
                        first elected 10/31/95 first elected 03/06/74 Chairman of the Board Chairman of the Board
                        Chief Exec. Officer    Chief Exec. Officer

Reese F. Cropper, III
                    42  Director,              Director,
                        first elected 05/03/00 first elected 05/03/00

Hale Harrison       55  Director,              Director,
                        first elected 10/31/95 first elected 01/08/75

Gerald T. Mason     55  Director,              Director,
                        first elected 10/31/95 first elected 02/02/94

William H. Mitchell 53  Director,              Director,
                        first elected 05/05/99 first elected 05/05/99
                        Vice President         Sr. Vice President,
                                               Cashier, Chief
                                               Financial Officer
Joseph E. Moore     60  Director,              Director,
                        first elected 10/31/95 first elected 11/03/76

Michael L. Quillin, Sr.
                    63  Director,              Director,
                        first elected 10/31/95 first elected 12/06/78

D. Bruce Rogers     46  Director,              Director,
                        first elected 05/03/00 first elected 05/03/00

Raymond M. Thompson 40  Director,              Director,
                        first elected 05/08/02 first elected 05/08/02
                        President              President

     Mr. James R. Bergey, Jr. is a Certified Public Accountant and a Principal in Bergey & Co., P.A., in Berlin, Maryland. He is a member of the Board of Directors of the Community Foundation of the Eastern Shore. Mr. Bergey serves on the Finance Committee of Atlantic General Hospital in Berlin, Maryland and is past-Chairman of that Board.

     Mr. James R. Bergey, Sr. was employed with the Bank from 1954 to his retirement on December 31, 1998. Mr. Bergey serves as Chairman of the Executive Committee of the Bank. Mr. Bergey was elected Senior Vice President and Secretary of the Company on October 31, 1995 and served in that capacity until his retirement in December 1998.

     Senator George H. Bunting, Jr. was elected State Senator of the 20th Senatorial District in November 1996. His district covers Delaware's southeastern corner and includes much of Delaware's ocean coast from Rehoboth southward to the Maryland State Line at Fenwick Island, inland to Selbyville and north to Stockley. Senator Bunting currently serves on the Natural Resources Committee, Banking Committee and Budget Committee, and is Chairman of the Agricultural Committee and Veterans' Affairs Committee of the Delaware Legislature.

     Mr. John H. Burbage, Jr. is the owner of Mystic Harbour
Development Co., Mystic Harbour Utility Co., Bethany Land Co.,
Bayside Realty, Burbage Marina Properties, and Blue Water Development Company. He is also a partner in Holiday House, LLC, Bethany Beach, Delaware.

     Mr. Reese F. Cropper, Jr. has been employed by the Bank since May 1962 and was elected President in January 1974. He became President and Chief Executive Officer of the Company on October 31, 1995. In May 2002, Mr. Cropper was elected Chairman of the Board of Directors of the Bank and the Company. Also, in May 2002, he resigned from the presidency of the Bank and Company, remaining Chief Executive Officer. Mr. Cropper serves on the Executive Committee of the Bank. Mr. Cropper is a past President of the Maryland Bankers Association and he served a six-year term as a member of the Banking Board of the State of Maryland from 1983 to 1989. He is also a "Corporation Member" of Atlantic General Hospital and a Director of Ocean City Golf and Yacht Club, partner in the Atlantic Hotel, Berlin, Maryland and Holiday House, LLC, Bethany Beach, Delaware, and owns several rental properties in the Berlin-Ocean City area.

     Mr. Reese F. Cropper, III is owner of the Ocean City division of ISG International, Inc., an insurance agency. He serves on the Board of Trustees of Worcester Preparatory School, Berlin, Maryland.

     Mr. Hale Harrison owns and operates Harrison Group Resort Hotels in Ocean City, Maryland. Mr. Harrison is a former councilman and secretary for the Town of Ocean City and former Chairman of the Ocean City Planning and Zoning Commission. He is past Chairman of the Board of Directors and a member of the Finance Committee of Atlantic General Hospital.

     Mr. Gerald T. Mason is the Chief Administrative Officer for
Worcester County Government.

     Mr. William H. Mitchell has been employed by the Bank since June 1970 and was named as its Cashier on February 5, 1986. He became Senior Vice President and Chief Financial Officer of the Bank on January 6, 1999. He became Vice President of the Company on February 3, 1999. Mr. Mitchell is a member of the Berlin Lions Club and serves as a Trustee and the Treasurer of the Humphreys Foundation, Inc.

     Joseph E. Moore, Esq. is a partner in the law firm of Williams, Hammond, Moore, Shockley & Harrison, LLP with offices in Ocean City and Ocean Pines. He is a member of the Board of Directors of Atlantic General Hospital, and a member of the Board of Trustees of the Worcester Preparatory School. He is the Chairman of the Board of Zoning Appeals for the Town of Berlin. Mr. Moore is also a member of the Maryland Trial Courts Judicial Selection Commission and a fellow in the American College of Trial Lawyers.

     Mr. Michael L. Quillin, Sr. is retired from the motel business in Ocean City, Maryland. He owns and operates Michael L. Quillin Enterprises, Inc., a property management and construction business. Mr. Quillin is a Director and Treasurer of the Quillin Foundation. He is a member of the Ocean City Chamber of Commerce, and President of the Ocean City Golf and Yacht Club.

     Mr. D. Bruce Rogers is the owner of Sherwood Ford Lincoln Mercury of Salisbury, Maryland, Sherwood Mitsubishi and Sherwood Service Center in Berlin, Maryland, and Sherwood's Holly Kia in Selbyville, Delaware. Mr. Rogers serves as a Director of the Maryland Auto Trade Association and on the Board of the Community Foundation of the Eastern Shore. In the past he has served on the Advisory Board of the Ford Dealer Advertising Group, the Board of Ford Washington Dealer Counsel, and on the Board of Life Crisis.

     Mr. Raymond M. Thompson was employed by the Bank in October 1997 as an Assistant Vice President and Loan Officer. He was promoted to Vice President of the Bank on January 6, 1999, and became Treasurer of the Company on February 2, 2000. Mr. Thompson was elected President of the Bank and the Company in May 2002. Mr. Thompson serves on the Board of the Southern Eastern Shore Revolving Loan Fund. He is also a "Corporation Member" of Atlantic General Hospital, and a member and past-Treasurer of the Berlin Lions Club.

     There are two sets of Directors that have a family relationship. James R. Bergey, Sr. is the father of James R. Bergey, Jr.; and Reese
F. Cropper, Jr. is the father of Reese F. Cropper, III and Joseph E. Moore is a cousin to the Croppers.

     None of the directors or officers of the Company or the Bank have been involved in any administrative proceedings or convicted of any crime.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTIONS
OF THE NOMINEES NAMED ABOVE.



COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

     The table below presents a summary of the compensation for the last three fiscal years of Mr. Reese F. Cropper, Jr., Chief Executive Officer of the Company and Bank. No other executive officers of the Company or Bank received an annual salary and bonus that exceeded $100,000 during any of the past three fiscal years.
                                                     Other
Name and Principal Position   Year   Salary   Bonus  Compensation (1)

Reese F. Cropper, Jr.
Chief Executive Officer and
    Chairman of the Board     2002   $210,000 $8,400 $3,600
President and Chief
    Executive Officer         2001   $210,000 $8,400 $4,566
                              2000   $210,000 $8,800 $2,888

(1)	Represents benefits paid by the bank in connection with the use of an automobile.

     Directors of the Company received a fee of $575 for each board meeting attended and $575 for each of the Bank's Executive Committee meetings attended. Director James R. Bergey, Sr. was paid a consulting fee of $18,470, rather than a director's fee for 2002. Total fees paid by the Company to Directors, excluding Mr. Bergey, Sr., Mr. Cropper, Jr., Mr. Mitchell, and Mr. Thompson were $80,600 during 2002.

COMPLIANCE WITH BENEFICIAL OWNERSHIP RULES

     Section 16(a) of the Securities Exchange Act of 1934 requires
(i) the Company's directors and executive officers and (ii) persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities Exchange Commission (the "SEC"), within certain specified time periods, reports of ownership and changes in ownership. Such directors, officers, and shareholders are required by the SEC regulations to furnish the Company with copies of all such reports that they file.

     To the Company's knowledge, based solely upon a review of such copies of such reports furnished to the Company and representations that no other reports were required with respect to the year ended December 31, 2002, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 2002.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The bank is legally represented by and engages Williams, Hammond, Moore, Shockley, and Harrison, LLP, of which Director of the Company, Joseph E. Moore, is a partner. The total amount of legal fees for both the Company and Bank in 2002, as engaged by Mr. Moore, and/or his legal firm, was $1,235.

     Management believes that the terms of all of the above-described transactions are at least as favorable to the Company and the Banks as could have been obtained in negotiating transactions with independent third parties.


PRINCIPAL BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK

     The following table sets forth the number and percentage of outstanding shares of the Company's Common Stock beneficially owned at the record date by (a) each executive officer of the Company, (b) each director of the Company, (c) all directors and executive officers of the Company as a group, and (d) each person or entity known to the Company to own more than five percent of the outstanding Common Stock.
     The percentage of outstanding shares owned is based on 3,240,000 shares of common Stock outstanding as of December 31, 2002.

                            Shares of Common Stock Beneficially Owned
Name                Relationship to Company        Number  Percent(1)

James R. Bergey, Jr.   Director                        8,288    .26%

James R. Bergey, Sr.   Director                       30,000    .93%

George H. Bunting, Jr. Director                          200    .01%

John H. Burbage, Jr.   Director                       82,178   2.54%

Reese F. Cropper, Jr.  Chief Executive Officer       140,477   4.34%
                       Director, Chairman

Reese F. Cropper, III  Director                        2,794    .09%

Hale Harrison          Director                       49,968   1.54%

Gerald T. Mason        Director                          400    .01%

William H. Mitchell    Vice President,                 2,272    .07%
                       Director

Joseph E. Moore        Director                        3,451    .11%

Michael L. Quillin, Sr.Director                       33,094   1.02%

D. Bruce Rogers        Director                        8,108    .25%

Raymond M. Thompson    President                       8,480    .26%

Mary E. Humphreys      None                          196,344   6.06%

Hugh F. Wilde, Sr.     Director Emeritus             168,408*  5.20%
   *Including Family Trusts

cede & Co.             None                          176,530   5.45%



RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the shareholders, the Board of Directors has appointed Rowles & Company, LLP (Rowles) as independent auditors to audit the financial statements of the Company for the 2003 fiscal year. Rowles has served as independent auditors for the Company since its formation in 1995. Fees paid to Rowles for the last fiscal year's annual audit were $22,290. Other fees paid during the last fiscal year were $4,415 for audit related services and $6,055 for non-audit services. The Board of Directors, serving as the Audit Committee (the Committee), has discussed with Rowles the compatibility of non-audit services with the auditors' independence and has received related disclosures from Rowles.
     The Committee has reviewed and discussed the audited financial statements with the Company's management. The Committee has discussed with Rowles the scope and results of the audit. Based on these discussions, the Committee recommends that the audited financial statements be included in the Company's Annual Report and Form 10-K, which is filed with the Securities and Exchange Commission.
     The Board of Directors has adopted a written Audit Policy, which serves as a charter for the Committee. The Committee is comprised of all members of the Board, including those who are executive officers of the Bank.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ROWLES & COMPANY, LLP, AS INDEPENDENT AUDITORS.


SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

     Shareholders' proposals, intended to be presented at the 2004 Meeting of Shareholders, must be received by the Company no later than December 9, 2003, to be presented at the 2004 Annual Meeting of Shareholders or considered for inclusion in the Company's Proxy statement for that meeting.

ANNUAL REPORTS
COPIES OF THE COMPANY'S ANNUAL REPORT ARE BEING MAILED TOGETHER WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD AS OF MARCH 20, 2003, WHO SO REQUESTS IN WRITING A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUESTS SHOULD BE DIRECTED TO WILLIAM H. MITCHELL, VICE PRESIDENT, CALVIN B. TAYLOR BANKSHARES, INC., P.O. BOX 5, BERLIN, MARYLAND 21811.